SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement   [  ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                           Capital Exchange Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per  unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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
                           CAPITAL EXCHANGE FUND, INC.
                         DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                          FIDUCIARY EXCHANGE FUND, INC.
                      SECOND FIDUCIARY EXCHANGE FUND, INC.
                        THE EXCHANGE FUND OF BOSTON, INC.
                     24 Federal Street, Boston, Mass. 02110

                      NOTICE OF SPECIAL MEETINGS IN LIEU OF
                       THE ANNUAL MEETINGS OF STOCKHOLDERS
                             TO BE HELD MAY 30, 1997

     A Special Meeting in lieu of the Annual Meeting of Stockholders of each of Capital Exchange Fund, Inc., Depositors Fund of Boston, Inc., Diversification Fund, Inc., Fiduciary Exchange Fund, Inc., Second Fiduciary Exchange Fund, Inc. and The Exchange Fund of Boston, Inc., (collectively the "Funds"), will be held at the principal office of each Fund, 24 Federal Street, Boston, Massachusetts, on May 30, 1997, commencing at 10:00 A.M. (Boston time), for the following purposes:

1. (a) To fix the number of Directors, and to elect a Board of Directors for the ensuing year and until their successors are elected and qualified.

     FOR DEPOSITORS FUND OF BOSTON, INC., DIVERSIFICATION FUND, INC. AND THE EXCHANGE FUND OF BOSTON, INC. ONLY

     (b) To elect a Treasurer and a Clerk to serve for the ensuing year and until their successors are elected and qualified.

2. To ratify or reject the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by a Fund to sign or certify financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of its current fiscal year.

3. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

     These items are discussed in greater detail in the following pages.

     Each Fund will hold a separate meeting. Stockholders of each Fund will vote separately.

     The meetings are called pursuant to the By-Laws of each of the Funds. The Board of Directors of each Fund has fixed the close of business on April 22, 1997 as the record date for the determination of the stockholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                              THOMAS OTIS
                                                 Clerk
April 28, 1997

 IMPORTANT -- STOCKHOLDERS CAN HELP THE BOARD OF DIRECTORS OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                           CAPITAL EXCHANGE FUND, INC.
                         DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                          FIDUCIARY EXCHANGE FUND, INC.
                      SECOND FIDUCIARY EXCHANGE FUND, INC.
                        THE EXCHANGE FUND OF BOSTON, INC.
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

                                                                  April 28, 1997

                                 PROXY STATEMENT

     FOR THE SPECIAL MEETINGS IN LIEU OF THE ANNUAL MEETINGS OF STOCKHOLDERS

     A proxy is enclosed with the foregoing Notice of the Special Meetings in lieu of the Annual Meetings of Stockholders of Capital Exchange Fund, Inc. (the "Capital Fund"), Depositors Fund of Boston, Inc. (the "Depositors Fund"), Diversification Fund, Inc. (the "Diversification Fund"), Fiduciary Exchange Fund, Inc. (the "Fiduciary Fund"), Second Fiduciary Exchange Fund, Inc. (the "Second Fiduciary Fund") and The Exchange Fund of Boston, Inc. (the "Exchange Fund"), (collectively the "Funds") to be held on May 30, 1997 for the benefit of stockholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Directors of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' transfer agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, Massachusetts 02104, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to stockholders on or about April 28, 1997.

     The Board of Directors of each Fund has fixed the close of business April 22, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. Stockholders at the close of business on the record date will be entitled to one vote for each share held. As of April 22, 1997, the number of shares of capital stock outstanding of each of the Funds was as follows: Capital Fund - 417,194.753, Depositors Fund - 546,104.164, Diversification Fund - 336,985.739,
Fiduciary Fund - 276,410.288, Second Fiduciary Fund - 449,269.378 and Exchange Fund - 275,696.634. As of such date, the following stockholders beneficially owned the following number of shares (at least 5% of outstanding shares) of each
Fund: Capital Fund - Patterson & Co., Philadelphia, PA 40,178.058 shares (9.63%) and Arthur F. Albert, Trustee of Arthur F. Albert Trust U/A dated 10/3/78, Glenview, IL 30,900 shares (7.41%); Depositors Fund - Walter S. Rosenberry, III, Trustee with Sarah Maud W. Silversten U/A dated 10/20/81, St. Paul, MN 66,488 shares (12.17%); Diversification Fund - William T. Ragland, Jr., Trustee for William T. Ragland UTI dated 9/22/52 Winston-Salem, NC 22,084.925 shares (6.55%) and Ruby H. Bryan, Goldsboro, NC 21,112.869 shares (6.27%); Fiduciary Fund - Bank of America, Trustee for the benefit of Benjamin P. Douglass U/A dated 4/14/50 17,784 shares (6.43%) and Dengel & Co., c/o Fiduciary Trust Company of New York, NY 15,556.797 shares (5.63%). As of April 22, 1997 neither the Second Fiduciary Fund nor the Exchange Fund had any stockholders who owned beneficially more than 5% of its outstanding shares. To the knowledge of each Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares.

     The Boards of Directors of the Funds know of no business other than that mentioned in Items 1 and 2 of the Notice of the meetings which will be presented for consideration, except the approval of the correctness of the minutes of the most recently held Annual Meetings of Stockholders, but such action will not constitute approval or disapproval of the action recorded in such minutes. As to such approval and, if any other matters are properly presented, as to such matters, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment.

     Although the items for consideration of each Fund's stockholders are set forth jointly in this combined proxy statement, the stockholders of each Fund will vote separately on each item at their Fund's meeting.

                1. ELECTION OF DIRECTORS, A TREASURER AND A CLERK

     It is the present intention that the enclosed proxy will, unless authority to vote for election to office is specifically withheld by executing the proxy in the manner stated thereon, be used for the purpose of voting to fix the number of Directors for the ensuing year at seven, and of voting in favor of the election of the nominees named below for the respective offices indicated below, to hold office for a term of one year and until their successors are elected and qualified. Those nominees whose names are preceded by an asterisk (*) are "interested persons" (as defined in the Investment Company Act of 1940) by reason of their affiliations with the Funds, Tax-Managed Growth Portfolio (the "Portfolio"), in which each Fund invests its assets, the Portfolio's investment adviser, Boston Management and Research ("BMR"), Eaton Vance Management ("EVM") which owns all of the issued and outstanding shares of BMR, or Eaton Vance Corp. ("EVC"), which owns all of the outstanding stock of EVM, and of EVM's and BMR's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. Each Director is also currently a Trustee of the Portfolio.

                                 1(A) DIRECTORS

       NAME AND                       PRINCIPAL OCCUPATIONS OVER
  OTHER INFORMATION                        PAST FIVE YEARS
  -----------------                        ---------------

*LANDON T. CLAY          President  of each Fund.  Chairman of the Board of EVC,
Age: 71; has been a EV, EVM, BMR and Director of EVC and EV. He also serves Director since 1970. as a Director, Managing General Partner, Trustee and/or
                         Officer  of  nine  investment   companies   advised  or
                         administered by EVM or BMR.

DONALD R. DWIGHT         Mr.  Dwight is  President of Dwight  Partners,  Inc. (a
Age: 66; has been a corporate relations and communications company) founded Director since 1986. in 1988; Chairman of the Board of Newspapers of New
                         England,   Inc.,  since  1983.  He  also  serves  as  a
                         Director,  Managing  General  Partner,  Trustee  and/or
                         Officer of eighty-two investment companies advised or administered by EVM or BMR.

*JAMES B. HAWKES         Vice  President  of  each  Fund.  President  and  Chief
Age: 55; has been a      Executive  Officer  of  EVC,  EV,  EVM  and  BMR  and a
Director since April     Director  of EVC and EV.  He also  serves  as a Trustee
22, 1997                 and/or  officer of  eighty investment companies advised
                         or administered by EVM or BMR.

SAMUEL L. HAYES, III     Dr.   Hayes  is  the  Jacob  H.  Schiff   Professor  of
Age: 62; has been a Investment Banking at Harvard University Graduate Director since 1986. School of Business Administration. He also serves as a
                         Director,  Managing  General  Partner,  Trustee  and/or
                         Officer of seventy-four investment companies advised or administered by EVM or BMR.

NORTON H. REAMER         President  and a Director  of United  Asset  Management
Age: 61; has been a      Corporation,  Chairman,  President  and Director of UAM
Director since 1986.     Funds  (mutual  funds).  He also  serves as a Director,
                         Managing General Partner, Trustee and/or Officer of eighty-two investment companies advised or administered by EVM or BMR.

JOHN L. THORNDIKE        Former  Director of Fiduciary  Company  Incorporated in
Age: 70; has been a Boston, Massachusetts. He also serves as a Director, Director since 1979. Managing General Partner, Trustee and/or Officer of
                         seventy-nine    investment    companies    advised   or
                         administered by EVM or BMR.

JACK L. TREYNOR          An investment adviser and consultant. He also serves as
Age: 67; has been a a Director, Managing General Partner, Trustee and/or Director since 1971. Officer of seventy-seven investment companies advised or administered by EVM or BMR.

     As of April 22, 1997, none of the Directors or officers of the Funds beneficially owned shares of the Funds.

     Messrs. Hayes (Chairman), Reamer and Thorndike are members of the Special Committee of the Board of Directors of the Funds and Trustees of the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to each Fund, including administrative services, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with any Fund or its shareholders.

     The Nominating Committee is comprised of four Directors/Trustees who are not "interested persons" as that term is defined under the 1940 Act
("noninterested Directors/Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another noninterested Director of the Funds or Trustee of the Portfolio. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Director/Trustee and to assure that at least a majority of the Board is independent of Eaton Vance and its affiliates.

     Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Directors of each of the Funds and Trustees of the Portfolio. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent public accountants, and reviewing with such accountants and the Treasurer of each Fund and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Funds and the Portfolio.

     Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. None of the Funds nor the Portfolio has a retirement plan for its Directors/Trustees.

     During the twelve months ended October 31, 1996, the most recent fiscal year-end of each Fund, the Board of Directors of each Fund held eight meetings, the Special Committee held four meetings and the Audit Committee held one meeting. The Nominating Committee, which was appointed on February 21, 1996 has not held any meetings to date. Mr. Clay attended fewer than 75% of the Board of Directors meetings.

     The fees and expenses of the Directors of the Funds and Trustees of the Portfolio who are not members of the Eaton Vance organization are paid by the Funds and the Portfolio, respectively. For the twelve months ended October 31, 1996, the noninterested Directors of the Funds and Trustees of the Portfolio earned the following compensation in such capacities and from the funds in the Eaton Vance fund complex(1):

                        Donald R. Dwight  Samuel L. Hayes, III   Norton H. Reamer    John L. Thorndike  Jack L. Treynor
                        ----------------  --------------------   ----------------    -----------------  ---------------

Capital Fund              $   915 (2)         $   877 (3)           $   871              $   904            $   928
Depositors Fund               962 (4)           1,107 (5)             1,066                1,129              1,084
Diversification Fund          963 (4)           1,107 (6)             1,066                1,129              1,084
Fiduciary Fund              1,130 (7)           1,352 (5)             1,293                1,385              1,314
Second Fiduciary Fund       1,130 (7)           1,352 (5)             1,293                1,385              1,314
Exchange Fund               1,130 (8)           1,352 (5)             1,293                1,385              1,314
Tax-Managed Growth
   Portfolio                1,617 (9)           1,740 (10)            1,672                1,773              1,772
Total Compensation
   from Fund Complex      142,500 (11)        153,750 (12)          142,500              147,500            147,500

---------------

  (1) The Eaton Vance Fund Complex consists of 212 registered investment companies or series thereof.
  (2) Includes $128 of deferred compensation.
  (3) Includes $400 of deferred compensation.
  (4) Includes $337 of deferred compensation.
  (5) Includes $446 of deferred compensation.
  (6) Includes $445 of deferred compensation.
  (7) Includes $443 of deferred compensation.
  (8) Includes $442 of deferred compensation.
  (9) Includes $667 of deferred compensation.
(10) Includes $170 of deferred compensation.
(11) Includes $42,500 of deferred compensation.
(12) Includes $37,500 of deferred compensation.

     Each of the Funds' charters provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Fund. However, no indemnification will be provided to any Director or officer for any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     FOR DEPOSITORS FUND OF BOSTON, INC., DIVERSIFICATION FUND, INC. AND THE
                       EXCHANGE FUND OF BOSTON, INC. ONLY

                                 1(B) TREASURER

     JAMES L. O'CONNOR has been Treasurer of the Funds since 1989 and of the Portfolio since inception. He is a Vice President of EVM, BMR and EV. He is Treasurer of various investment companies advised or administered by EVM or BMR.
Age: 52.

                                      CLERK

     ALAN R. DYNNER has been Vice President and Chief Legal Officer of EVC, EVM, BMR, EV and EVD since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Age: 56.

     It is not expected that any of the nominees referred to above will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees or to vote to fix the number of Directors for the ensuing year at less than seven (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

                   2. RATIFICATION OF SELECTION OF ACCOUNTANTS

     A majority of the members of each Board of Directors who are not interested persons of a Fund have selected Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, as independent certified public accountants to sign or certify any financial statements which may be filed by the Fund with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending October 31, 1997, the employment of such accountants being expressly conditioned upon the right of the relevant Fund, by vote of a majority of the outstanding capital stock at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the Investment Company Act of 1940, and is subject to ratification or rejection by the stockholders at this meeting. The Funds are informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in any Fund.

     The Funds' independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Funds, including services leading to the expression of opinions on the financial statements included in each Fund's annual report to stockholders, opinions on financial statements and other data included in each Fund's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to each Fund's registration statement, and preparation of each Fund's federal tax returns. The nature and scope of the professional services of the accountants have been approved by the Audit Committee of each Fund's Board of Directors, which has considered the possible effect thereof on the independence of the accountants.

     Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection of Deloitte & Touche LLP, as the independent certified public accountants to be employed by a Fund to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year of each Fund ending October 31, 1997.

                     CERTAIN INFORMATION REGARDING BMR, EVM
                   AND OFFICERS OF THE FUNDS AND THE PORTFOLIO

     Since inception the Portfolio has engaged BMR, a wholly-owned subsidiary of EVM, as its investment adviser. From each Fund's inception until its conversion to the Hub and Spoke structure in 1995/1996, each Fund engaged EVM and its predecessors, as its investment adviser. EVM or BMR act as investment adviser to investment companies and various individual and institutional clients, with combined assets under management of over $17 billion. EVM provides administrative and management services to certain Eaton Vance funds, as well as The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust and The Wright Managed Blue Chip Series Trust. EVM and its affiliates also provide investment management services to substantial individual and institutional investment counsel accounts.

     BMR and EVM are Massachusetts business trusts, and EV is the trustee of BMR and EVM. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, EVM, BMR and EV. All of the issued and outstanding shares of EVM and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by EVM. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and EVM who are also officers and Directors of EVC and EV. As of March 31, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively. The address of EVC, EVM, BMR, EV and of its Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.

     As of March 31, 1997 there were 9,302,660 shares of Non-Voting Common Stock of EVC outstanding, 19,360 shares of which were held by EVM. As at such date, Landon T. Clay owned 1,779,576 shares (or 19.13%) of such Non-Voting Common Stock of EVC then outstanding, and M. Dozier Gardner owned 288,209 shares (or 3.10%) of such Non-Voting Common Stock. EVC has issued outstanding options to the following individuals covering the number of shares of EVC Non-Voting Common Stock set forth after their names: M. Dozier Gardner (24,164); Benjamin A. Rowland, Jr. (16,915); and James B. Hawkes (200,617).

     EVM owns all of the stock of Energex Corporation, which engages in oil and gas exploration and development. EVM owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc. which are engaged in precious metal mining venture investment and management. EVC also owns 22% of the Class A shares of Lloyd George Management (BVI) Limited, a registered investment adviser based in Hong Kong. EVC, BMR, EVM and EV may also enter into other businesses.

     Eaton Vance Distributors, Inc. ("EVD") (a wholly-owned subsidiary of EVM) acts as Principal Underwriter for over 140 investment companies, each of which makes a continuous offering of shares. EVD also acts as the Placement Agent for the Portfolio.

                     OFFICERS OF THE FUNDS AND THE PORTFOLIO

     The officers of the Funds and the Portfolio, with their ages indicated in parenthesis, are as follows (unless otherwise indicated, each of the Fund officers listed holds the same office with each Fund): Landon T. Clay (71), President and Director of the Funds since 1970 and of the Portfolio; James B. Hawkes, (55), Vice President of the Funds since 1971 and of the Portfolio since October 23, 1995 and a Director of the Funds and Trustee of the Portfolio since April 22, 1997; Duncan W. Richardson (39), Vice President of the Portfolio and Portfolio Manager; James L. O'Connor (52), Treasurer of the Funds since 1989 and of the Portfolio; Thomas Otis (65), Clerk of the Funds since 1969 and of the Portfolio; Janet E. Sanders (61), Assistant Treasurer and Assistant Clerk of the Funds since 1990 and of the Portfolio; M. Katherine Kreider (36), Assistant Treasurer of the Funds since February 21, 1996 and of the Portfolio; A. John Murphy (34), Assistant Clerk of the Funds since April 18, 1995 and of the Portfolio; and Eric G. Woodbury (39), Assistant Clerk of the Funds since August 7, 1995 and of the Portfolio. Except as indicated, all officers of the Funds have served in that capacity for the last five years and all officers of the Portfolio have served since October 23, 1995. All of the officers of the Funds and the Portfolio have been employed by BMR, EVM or their predecessors for more than five years except Ms. Kreider, Assistant Vice President of EVM, BMR and EV since February 5, 1996 was a Senior Audit Manager and Audit Manager-Financial Services Industry Practice with Deloitte & Touche LLP from 1987-1996; Mr. Murphy, Assistant Vice President of EVM, BMR and EV since March 1, 1994 and an employee of EVM since March 1993, was State Regulations Supervisor, The Boston Company from 1991-1993 and Registration Specialist, Fidelity Management & Research Co., from 1986-1991; and Mr. Woodbury, Vice President of EVM since February 1993, who was an associate attorney at Dechert, Price & Rhoads and Gaston & Snow prior thereto. Mr. Hawkes is an officer, Director, and a stockholder of EVC, an officer and Director of EV, and an officer of EVM and BMR. Messrs. Faust, Murphy, O'Connor, Richardson, Ms. Sanders and Mr. Woodbury are officers of EVM, BMR and EV, and stockholders of EVC. Ms. Kreider is an officer of EVM, BMR and EV. Mr. Otis is an officer and stockholder of EVC and an officer of EVM, BMR and EV. Because of their positions with BMR, EVM and EV or their ownership of stock of EVC, Mr. Clay (an Officer and Director of the Funds and officer and Trustee of the Portfolio), as well as the other officers of the Funds and the Portfolio, will benefit from the advisory fees paid by the Portfolio to BMR.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholders' meeting should send their written proposals to:
Clerk, [name of Fund], 24 Federal Street, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain Federal securities law rules must be complied with.

     The expense of preparing, printing and mailing this proxy statement and enclosures and the cost of soliciting proxies on behalf of the Board of Directors of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of a Fund, by personnel of its administrator, Eaton Vance Management, by the transfer agent, First Data Investor Services Group, by broker-dealer firms, or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by the administrator's personnel, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization in person, by telephone or by telegraph will be borne by that Fund. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     All proxy cards solicited by the Board of Directors that are properly executed and received by the Clerk prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted, will not be counted toward establishing a quorum. Broker non-votes will be counted toward establishing a quorum and for determining whether sufficient votes have been received for approval of the Proposal to be acted upon. Shareholders should note that while votes to abstain will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by May 30, 1997 for a Fund, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting of that Fund to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     A COPY OF A FUND'S ANNUAL REPORT TO  SHAREHOLDERS  MAY BE OBTAINED  WITHOUT
CHARGE  BY  CONTACTING  THE  FUND  AT  24  FEDERAL  STREET,   BOSTON,  MA  02110
(800-225-6265).


                                    CAPITAL EXCHANGE FUND, INC.
                                    DEPOSITORS FUND OF BOSTON, INC.
                                    DIVERSIFICATION FUND, INC.
                                    FIDUCIARY EXCHANGE FUND, INC.
                                    SECOND FIDUCIARY EXCHANGE FUND, INC.
                                    THE EXCHANGE FUND OF BOSTON, INC.


 April 28, 1997

CAPITAL EXCHANGE FUND, INC.                 THIS PROXY IS SOLICITED ON BEHALF OF
PROXY                                       THE BOARD OF DIRECTORS OF THE FUND

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such stock, hereby appoints Alan R. Dynner, Landon T. Clay and Eric G. Woodbury, or any of them, attorneys of the undersigned, with full power of substitution, to vote all stock of Capital Exchange Fund, Inc., which the undersigned is entitled to vote at the Special Meeting in lieu of the Annual Meeting of the Stockholders of said Fund to be held on May 30, 1997 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified below and on the reverse side by the undersigned. If no specification is made, this proxy will be voted IN FAVOR of all such matters.
Note: This proxy MUST be returned in order for your shares to be voted.

                                 THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF
                                 ALL MATTERS

                                 Dated:______________________________, 1997

                                 ____________________________________

                                 ____________________________________
                                 Please sign exactly as your name or
                                 names appear at left.

                           (CONTINUED FROM OTHER SIDE)

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ X ]

1.(a) To fix the number of Directors,               FOR all           WITHHOLD
      and to elect Directors.                   nominees, except      AUTHORITY
      Directors - L.T. Clay, D.R. Dwight,       those whose names    to vote for
      J.B. Hawkes, S.L. HayesIII, N.H. Reamer,  are inserted on the   any of the
      J.L. Thorndike and J.L. Treynor             line at left.       nominees.
                                                     [   ]             [   ]
__________________________________

1.(b) This Proposal DOES NOT apply to the
      Fund.  No vote is required.

                                             FOR         AGAINST        ABSTAIN
2. To ratify the selection of Deloitte      [   ]         [   ]          [   ]
   & Touche LLP as independent certified
   public accountants of the Fund.


As to any other matter, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.